EXHIBIT 10.15




                                    CONTRACT
          OF PURCHASE AND SALE OF THE SHARE IN AUTHORIZED CAPITAL STOCK
                            Limited  Liability  Company  "Region"

Kurgan                                                       25  May,  2004

     LIMITED  LIABILITY  COMPANY  "REGION",   -   1024500514598,  legal address:
Russian Federation, Kurgan province, Lenin street, 27/X, hereinafter referred to as the Seller, in the person of director Alexander Efimovich Rochev, on the one part, and SIBERIAN ENERGY GROUP INC. 275 Madison Avenue, 6th Floor New York NY 10016, hereinafter referred to as the Buyer in the person of chairman David Zaikin, on the other part have concluded the present contract as follows:

                           1. SUBJECT OF THE CONTRACT

1.1. In compliance with the present contract the Seller is to hand over into the ownership of the Buyer, and the Buyer is to take and pay the share of charter capital of the limited liability company "Zauralneftegaz", the main state registration number (MSRN) 10245005113950, record in the united public register of the juridical persons dated October, 28, 2002, on terms stated in the present contract. The above mentioned share is 49% (forty nine percent) of the charter capital of LLC "Zauralneftegaz" worth 4,900 rubles and is owned by the Seller on the right of property (hereinafter - "Share").

1.2. The Contract Sum is 172 $US, which is transferred to the dollar account of the Seller after receiving the appropriate permission to settle the currency transaction.

                               2. PARTY LIABILITY

2.1. The  Seller  is  to:

2.1.1. Register the corrections in the articles of the LLC "Zauralneftegaz" in the state structure registering juridical persons in accordance with established procedure within 10 (ten) days from the date of payment for the Share by the Buyer, and the Seller's consent to transfer his Share of charter capital to the Buyer, in compliance with the present Contract.

2.2. The  Buyer  is  to:

2.2.1.  Pay  the  share of the authorized capital stock of LLC "Zauralneftegaz".


                               3. CONFIDENTIALITY

3.1. The Seller and the Buyer will keep confidentiality on any matter concerning the conclusion and the execution of the liabilities under the present Contract

                              4. DISPUTE SETTLEMENT

4.1. All disputes and difficulties which may arise under or in connection with this Contract will be settled to the utmost between the parties through the process of negotiations.

4.2. If the parties are unable to come to an agreement, the case has to be settled in the arbitrage court of Kurgan province.

4.3. The corrections and amendments to the present Contract carry legal effect only if they are made in the form of the additional agreement to the present Contract and are signed by the parties of the present contract.

                    5.  TERMS  OF  THE  CONTRACT

5.1. The Contract is operative as from the day of its signing by the Companions and will be valid for the period till the fulfillment of the obligations of the parties under the present Contract.

5.2. In accordance with the mutual consent of the parties the Contract may be cancelled during its validity. The denouncement of the contract must be in written agreement of the parties.

5.3. One-side cancellation of the fulfillment of the obligations of the present Contract is not allowed.


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               6.  OTHER  TERMS  AND  CONDITIONS.

6.1. The Contract is made up in three copies equally authoritative one copy for each party, and the third copy goes to state department responsible for registering the amendments in the articles of LLC "Zauralneftegaz".

6.2. All amendments and additions to the present Contract are its integral part and valid only if made in writing and signed by each party.

6.3. If any matter occur which is not stipulated in the present Contract, the parties follow the current legislation of the Russian Federation.

Buyer:     SIBERIAN  ENERGY  GROUP  INC.
              275  Madison  Avenue,
              6th  Floor  New  York  NY  10016



Seller:     LLC  "REGION"
               Russia,  640006
               Kurgan  province,
               Kurgan,  Lenin  Street,  27\'







Buyers:/s/ David Zaikin                               stamp  here
       -----------------------------------
       David Zaikin, Chairman


Sellers: /s/ Alexander Efimovich Rochev
Alexander  Efimovich  Rochev:  Director
                                          stamp  here
       -----------------------------------


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